Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of June 24, 2016 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Company has informed the Administrative Agent and the Lenders that it intends to enter into a credit agreement (the “Australian Credit Agreement”) pursuant to which the lenders thereunder (the “Australian Lenders”) will make a term loan (the “Australian Term Loan”) in the principal amount of up to A$250,000,000 to Iron Mountain Australia Group Pty Ltd (the “Australian Borrower”) which will be guaranteed by the Parent on an unsecured basis;

WHEREAS, the Australian Term Loan will be secured by a perfected security interest in certain assets of the Australian Borrower and its subsidiaries (the “Australian Collateral”);

WHEREAS, in connection with the Australian Term Loan, the Company has requested that the Majority Lenders authorize the Administrative Agent to enter into a collateral allocation agreement (the “CAM Agreement”) with the agent for the Australian Lenders (the “Australian Agent”);

WHEREAS, the Majority Lenders are willing to agree to the requested authorization and the Majority Lenders and the Company are otherwise willing to amend the Credit Agreement in the manner provided for herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“Australian Borrower” shall have the meaning assigned to such term in the Second Amendment.

“Australian Credit Agreement” shall have the meaning assigned to such term in the Second Amendment.

“CAM Percentage” shall have the meaning assigned to such term in the Second Amendment.

“NYFRB” shall mean the Federal Reserve Bank of New York.

“NYFRB Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a Federal fund broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

“Overnight Bank Funding Rate” shall mean, for any day, the rate comprised of both overnight federal funds and overnight Eurocurrency borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to public such composite rate).

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of June 24, 2016, between the Parent, the Company, the Administrative Agent, the Canadian Administrative Agent and the Lenders party thereto.

(b)                                 Section 1.01 of the Credit Agreement is further amended by amending and restating the definition of “Alternate Base Rate” as follows:

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the one-month Eurocurrency Rate plus 1.00%.  Any change in the Alternate Base due to a change in the Prime Rate, the NYFRB Rate or the Eurocurrency Rate shall be effective from and including the effective date of such change in the Prime Rate, NYFRB Rate or the Eurocurrency Rate, respectively.”

(c)                                  Section 1.01 of the Credit Agreement is further amended by amending and restating the definition of “Federal Funds Effective Rate” as follows:

“Federal Funds Effective Rate” shall mean, for any day, the rate calculation by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

(d)                                 Section 10 of the Credit Agreement is amended by adding new Section 10.03 to the end thereof as follows:

10.03  Australian Credit Agreement. Upon and following the occurrence of an Event of Default under Section 10.01(6) or 10.01(7) of the Credit Agreement, or an acceleration of the Loans and/or termination of the Commitments under Section 10 of the Credit Agreement, (i) the Borrowers (other than the Canadian Borrowers) agree that to the extent that the Australian Borrower makes any payment under the Australian Credit Agreement in respect of principal, interest or fees, the Borrowers will make ratable payments (in accordance with the CAM Percentage) of principal, interest and fees under the Credit Agreement (other than in respect of the Secured Obligations under and as defined in the Canadian Borrower Pledge Agreement), provided that no Borrower will be obligated to make any payment in excess of the unpaid principal, interest and fees owed by it (whether as borrower or guarantor) under the Credit Agreement; (ii) the Borrowers agree that the Loans and Commitments hereunder shall be deemed accelerated hereunder in the event that the Loans under the Australian Credit Agreement are accelerated; and (iii) the Parent, the Company and each other US$ Borrower shall ensure that the terms of the Australian Credit Agreement shall provide that the Australian Credit Agreement shall be accelerated in the event of an Event of Default under Section 10.01(6) or 10.01(7) of the Credit Agreement, or an acceleration of the Loans and/or termination of the Commitments  under Section 10 of the Credit Agreement.

3.                                      Authorization to Enter Into CAM Agreement.  The Lenders hereby authorize the Administrative Agent to enter into the CAM Agreement pursuant to which, among other things, upon and following the occurrence of an Event of Default under Section 10.01(6) or 10.01(7) of the Credit Agreement, or an acceleration of the Loans and/or termination of the Commitments  under Section 10 of the Credit Agreement (or the occurrence of equivalent events under the Australian Credit Agreement) (a “CAM Trigger Event”), (i) the Australian Term Loan will be redenominated into Dollars on terms to be set forth in the CAM Agreement, (ii) the Administrative Agent, the Multi-Currency Payment Agent and the Australian Agent will distribute all future payments of principal, interest or fees under the Credit Agreement (other than in respect of the Secured Obligations under and as defined in the Canadian Borrower Pledge Agreement) and the Australian Credit Agreement to the Lenders (other than the Canadian Lenders) and the Australian Lenders on a ratable basis in accordance with their CAM Percentages (as defined below) and (iii) in the event that the Borrowers (other than the Canadian Borrowers) and the Australian Borrower make any subsequent payments of principal, interest and fees under the Credit Agreement (other than in respect of the Secured Obligations under and as defined in the Canadian Borrower Pledge Agreement)  and the Australian Credit Agreement other than on a ratable basis as between the relevant obligations under Credit Agreement  and the Australian Credit Agreement, such payments, as between the lenders under the Credit Agreement and the Australian Credit Agreement, will be shared on a ratable basis in a manner to be agreed. Following the occurrence of a CAM Trigger Event, if the event or events (or the resulting defaults) giving rise to the CAM Trigger Event under the Credit Agreement or the Australian Credit Agreement, as the case may be, are waived or amended by the applicable lenders under the Credit Agreement or the Australian Credit Agreement, as the case may be, then the CAM Trigger Event shall cease to be in effect and the CAM Agreement shall terminate.  The Administrative Agent and the Australian Agent shall agree to cooperate in the diligent exercise of remedies following a CAM Trigger Event to realize upon the collateral for, or to otherwise collect, the relevant obligations.    As used herein, “CAM Percentage” will mean the percentage of the relevant obligations under the Credit Agreement (other than in respect of obligations of the Canadian Borrowers) and/or the Australian Credit Agreement (taken together) then held by the applicable lender under the Credit Agreement or the Australian Credit Agreement, as applicable.  In addition, the Majority Lenders authorize the Administrative Agent to agree to such additional and ancillary provisions in the CAM Agreement as the Administrative Agent deems appropriate in connection with the foregoing (it being understood that that approval of such provisions shall be deemed given if the CAM Agreement is made available to the Lenders for a period of five Business Days and is not objected to in writing by the Majority Lenders).  Nothing in this Section 3, any provision of the Credit Agreement as amended by this Amendment or the CAM Agreement is intended to obligate any Excluded Subsidiary to pay, or otherwise Guarantee, the Obligations of the Parent or any Subsidiary thereof organized under the laws of the United States, any State thereof or the District of Columbia under the Basic Documents or the Australian Credit Agreement.

4.                                      Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.                                      Effectiveness.  This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                                 Amendment.  The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company  and Lenders party to the Credit Agreement constituting the “Majority Lenders”.

(b)                                 Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Parent, the Company, each of the other Borrowers and each Subsidiary Guarantor.

6.                                      Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.                                      Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

8.                                      Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.                                      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.                               Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INFORMATION
MANAGEMENT, LLC

By:	/s/ John P. Lawrence
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN INCORPORATED

By:	/s/ John P. Lawrence
	Name:	John P. Lawrence
	Title:	Senior Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Gene Riego de Dios
	Name:	Gene Riego de Dios
	Title:	Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, TORONTO BRANCH, as
Canadian Administrative Agent and as a Canadian
Lender

By:	/s/ Gene Riego de Dios
	Name:	Gene Riego de Dios
	Title:	Vice President

[Signature Page to Second Amendment]

Bank of America, NA

By:	/s/ Luanne T. Smith
	Name:	Luanne T. Smith
	Title:	Vice President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., CANADA RRANCH

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[Signature Page to Second Amendment]

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Mark D. Monte
	Name:	Mark D. Monte
	Title:	Managing Director

[Signature Page to Second Amendment]

Citizens Bank, N.A.

By:	/s/ Cheryl Carangelo
	Name:	Cheryl Carangelo
	Title:	Managing Director

[Signature Page to Second Amendment]

Credit Agricole Corporate and Investment Bank

By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

By:	/s/ Jeff Ferrell
	Name:	Jeff Ferrell
	Title:	Managing Director

[Signature Page to Second Amendment]

Wells Fargo Bank, N.A.

By:	/s/ David Mallett
	Name:	David Mallett
	Title:	Managing Director

[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Morgan Stanley Bank, N.A.

By:	/s/ Emanuel Ma
	Name:	Emanuel Ma
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

Signed for HSBC Bank Australia Limited (ABN 48 006 434 162) by its attorney under power of attorney in the presence of:

/s/ Diana Jancevska	/s/ Alistair Paice
Witness Signature	Attorney Signature

Diana Jancevska	Alistair Paice
Print Name	Print Name

Date of Power of Attorney: 10/2/2012

RESTRICTED - [Signature Page to Second Amendment]

HSBC Bank plc

By:	/s/ Clare Walker
	Name:	Clare Walker
	Title:	Relationship Director

[Signature Page to Second Amendment]

HSBC Bank USA, National Association

By:	/s/ Zhiyan Zeng
	Name:	Zhiyan Zeng
	Title:	Vice President

[Signature Page to Second Amendment]

Barclays Bank PLC

By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

THE BANK OF NOVA SCOTIA

By:	/s/ Mauricio Saishio
	Name:	Mauricio Saishio
	Title:	Director

[Signature Page to Second Amendment]

Scotiabank Europe plc

By:	/s/ Matt Tuskin
	Name:	Matt Tuskin
	Title:	Director

By:	/s/ Mark Lee
	Name:	Mark Lee
	Title:	MD & Head of Diversified Industries,
Europe

[Signature Page to Second Amendment]

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
	Name:	Brian Gross
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

PNC Bank, National Association

By:	/s/ Michael Richards
	Name:	Michael Richards
	Title:	Senior Vice President, Managing Director

[Signature Page to Second Amendment]

CANADIAN LENDERS

PNC BANK CANADA BRANCH

By:	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President
PNC Bank Canada Branch

SUNTRUST BANK

By:	/s/ Jason Crowley
	Name:	Jason Crowley
	Title:	Vice President

[Signature Page to Second Amendment]

TD BANK, N.A.

By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

[Signature Page to Second Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:	/s/ George Stoecklein
	Name:	George Stoecklein
	Title:	Managing Director

[Signature Page to Second Amendment]

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION

By:	/s/ Amy LeBlanc Hackett
	Name:	Amy LeBlanc Hackett
	Title:	Senior Vice President

[Signature Page to Second Amendment]

The Huntington National Bank

By:	/s/ Jared Shaner
	Name:	Jared Shaner
	Title:	Vice President

[Signature Page to Second Amendment]

WEBSTER BANK, N.A., as Lender

By:	/s/ Raymond C. Hoefling
	Name:	Raymond C. Hoefling
	Title:	Senior Vice President

[Signature Page to Second Amendment]

KBC Bank N.V., New York Branch

By:	/s/ Lene E. Mosdoel
	Name:	Lene E. Mosdoel
	Title:	Associate

By:	/s/ Thomas R. Lalli
	Name:	Thomas R. Lalli
	Title:	Managing Director

[Signature Page to Second Amendment]

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of June 24, 2016 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.                                      Reference is made to the Second Amendment, dated as of June 24, 2016 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015 (as further amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)                                 all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment;

(b)                                 all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and

(c)                                  all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.                                      THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                      This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

By:
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.

By:
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN SWITZERLAND GMBH

By
Name: Christopher LaRochelle
Title: Managing Director

IRON MOUNTAIN EUROPE PLC

By
Name: Simon Golesworthy
Title: Director

IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By
Name: Simon Golesworthy
Title: Director

IRON MOUNTAIN AUSTRALIA HOLDINGS PTY LTD

By
Name: Marc Duale
Title: Director

IRON MOUNTAIN AUSTRALIA SERVICES PTY LTD

By
Name: Marc Duale
Title: Director

IRON MOUNTAIN (UK) LIMITED

By
Name: Simon Golesworthy
Title: Director

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

By
Name: Robert Nedeljkovic
Title: Managing Director

IRON MOUNTAIN INTERNATIONAL HOLDINGS BV

By
Name: Marc Duale
Title: Director A

IRON MOUNTAIN LUXEMBOURG SERVICES
S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By
Name: Christopher LaRochelle
Title: Manager

IRON MOUNTAIN HOLDINGS (FRANCE) SNC

By
Name: Marc Duale
Title: Representative

IRON MOUNTAIN FRANCE SAS

By
Name: Edward Hladky
Title: President

IRON MOUNTAIN PARTICIPATIONS SA

By
Name: Patrick Keddy
Title: The Chairman

[Signature Page to Acknowledgement and Confirmation]